UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 2, 2004

                                  Saucony, Inc.
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               (Exact Name of Registrant as Specified in Charter)

      Massachusetts                    000-05083                 04-1465840
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 (State or Other Juris-              (Commission                (IRS Employer
 diction of Incorporation            File Number)            Identification No.)


   13 Centennial Drive, Peabody, Massachusetts                     01960
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    (Address of Principal Executive Offices)                    (Zip Code)


        Registrant's telephone number, including area code: 978-532-9000

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



Item 12  Disclosure of Results of Operations and Financial Condition.

     On August 2, 2004, Saucony, Inc. announced its financial results for the fiscal quarter ended July 2, 2004. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     The information under this Item 12 of this Current Report on Form 8-K and in the press release furnished as Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  August 2, 2004                 SAUCONY, INC.


                                      By:  /s/ Michael Umana
                                            Michael Umana
                                            Chief Operating Officer,
                                            Executive Vice President,
                                            Finance and Chief Financial Officer



                                  EXHIBIT INDEX
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Exhibit No.                        Description
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  99.1                      Press release dated August 2, 2004.